Exhibit 99.2

Digital Infrastructure Platforms for AI, HPC and Digital Assets NASDAQ: MIGI Company Presentation September 2025

DISCLAIMER This presentation has been designed to provide general information about Mawson Infrastructure Group, Inc. (“Mawson” or "the Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The information contained in this presentation is for informational purposes only. The information contained herein does not constitute or form a part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This document is not a prospectus. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. Neither the Company, nor any of its respective affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation. This presentation has been prepared without taking into account the investment objectives, financial situation particular needs of any person. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and solutions of Mawson. FORWARD - LOOKING STATEMENTS The Company cautions that statements in this presentation that are not a description of historical fact are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements. These forward - looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward - looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC on May 15, 2025, and August 14, 2025, the Company’s Annual Report on Form 10 - K filed with the SEC on March 28, 2025, and in other filings the Company has made and may make with the SEC in the future . One should not place undue reliance on these forward - looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law. Disclaimer 2

About Mawson Infrastructure Group, Inc. • Developing next - generation digital infrastructure platforms for Digital Asset, Artificial Intelligence (AI) and High - Performance Computing (HPC) markets • Nasdaq - listed and publicly traded • Headquartered near Pittsburgh, Pennsylvania • Multiple digital infrastructure sites in the PJM energy market • Diversified executive team with technology, energy and infrastructure backgrounds • Tenured operations and technology team • Competitive service offerings within the PJM energy market • 100% Carbon - Free across all operating sites • Fixed and floating energy cost structures through PPAs • Providing clients specialized curtailment revenue opportunities 3

Experienced Management Team with Diverse Backgrounds Kaliste Saloom Interim CEO and General Counsel Kaliste joined Mawson in November 2023 and serves as its Interim CEO, General Counsel, and Corporate Secretary, bringing over 40 years of legal experience to the Mawson team. Kaliste’s in - house experience includes general counsel positions with publicly and privately held companies in various high - tech industries from satellite and telecommunications to autonomous underwater vessels. Kaliste obtained his law degree from Tulane University in New Orleans, Louisiana and holds a Bachelor of Science degree in Computer Science from the University of Louisiana in Lafayette, Louisiana. Geneva Skeen Head of Information Systems Technology leader with proven track record in software, IT systems, software services, product development, and data analysis Allen Bolden Head of Operations Extensive background in facilities, operations, and engineering across large - scale enterprise infrastructure Max Franklin Head of Sales and Strategic Partnerships Extensive sales, partnerships and customer success expertise across AI, HPC, and digital assets Vikram Murali Head of Corporate Development Expertise across corporate development, most recently at Evercore’s investment banking practice, working on M&A, capital raises, and strategic advisory assignments Bill Regan Chief Financial Officer Finance executive with 40 years of experience, including 25 years at public companies. Extensive transactional expertise, including two IPOs, and numerous acquisitions, divestitures, and financings Tony Beck Head of AI/HPC Design and Deployment Power and infrastructure specialist with expertise in clean energy, hyperscale data centers, and AI/ML - focused tenant improvement (TI) development 4

Digital Colocation Platform • Diversified, asset - light, recurring revenue stream • Adaptable contracts with capacity flexibility and rapid deployments • Add - ons such as Managed Site Services and Software Services AI/HPC Colocation Platform • High - growth and high - value foundational revenue opportunities • Targeting long - term contract structures for stable, predictable cash flow • Builds upon core capabilities, expands operational capabilities and service offerings Diversified Mix of Business Segments Creating Natural Synergies for the Company Energy Management Platform • Participation in innovative energy management programs • Provides stability to electric grid and generates revenue • Optimizes energy costs while contributing to overall grid reliability Digital Assets Mining Platform • Provides upside potential during favorable market conditions • Enhances operator expertise, benefiting all colocation clients • Allows strategic resource allocation based on market dynamics 5

2023 Jun 2023 : Operationalized 9 MW facility in Bellefonte, PA Oct 2023 : Executed colocation agreement with enterprise grade client Dec 2023 : Executed colocation agreement with enterprise grade client H1 2024 Feb 2024 : Executed colocation services agreement with enterprise grade client Mar 2024 : Expanded colocation services agreement with enterprise client for an additional 20 MW Apr 2024 : Announced expansion plans for Midland, PA site May 2024 : Announced 90% Y/Y and 83% Q/Q increase in colocation services business revenue in Q1 2024 Jun 2024 : Signed 20 MW colocation services agreement with enterprise grade client and expanded digital colocation services business to new digital assets class Jun 2024 : Successfully completed expansion in Midland, PA bringing total PJM sites capacity to 129 MW H2 2024 H2 2025 Jan 2025 : Executed 20 MW colocation services agreement with enterprise grade client Jan 2025 : Announced 69% Y/Y increase in digital colocation monthly business revenue in Dec 2024 Mar 2025 : Executed 64 MW colocation services agreement with publicly - trade enterprise grade client, deploying latest - gen ASICs Mar 2025 : Announced 136% Y/Y increase in digital colocation business revenue, 42% Y/Y increase in energy management business revenue, and 35% Y/Y increase in overall gross profit for FY 2024 July 2025 : Executed 10 MW contract with institutional backed client Aug 2024: Announced new 24 MW site in Perry County, OH., increasing total capacity to 153 MW upon completion Oct 2024: Completed Phase 1 of construction including groundworks at Perry County, OH, facility Nov 2024: Announced Q3 2024 results including Digital Colocation business revenue increasing 222% Y/Y Company Timeline Mawson Continues to Sign New Clients and Improve the Company’s Fundamental Business * As of August 2025 New client milestones 6

7 Site Locations About the PJM Interconnection Large, Competitive Wholesale Market: Coverage over 13 states, with well - established access for large power users Mawson operates in energy markets experiencing unprecedented growth driven by data center development Low latency, high bandwidth, carrier - neutral fiber options to scale , with proximity to high - density urban nodes Moderate weather and low dust environment compared to other key markets Bellefonte (9 MW) Midland (120 MW) Perry County 1 (24 MW) Accessible Metro Location and flagship site within 30 minutes of Pittsburgh International Airport Multiple Operating and Pipeline Facilities in the PJM Market Strategic Location in North America’s Largest Power Market with Robust Fiber Connectivity Grid Reliability & Modernization: Robust, reliable grid, supporting critical 24/7 operations needed for high - uptime industries Scalable Capacity and Growth: Rapidly rising energy demand due to data center and electrification growth, with projections for net load to increase substantially Active Capacity Markets: Sophisticated capacity markets that incentivize new generation investment and help ensure sufficient supply Access to Diverse Energy Resources: Diverse mix of generation, including renewables and nuclear, providing carbon - free optionality Transparent and Open Market Structure: Bid - based pricing and curtailment revenue opportunities, helping minimize risk and maximize procurement efficiency 1. Perry County site is currently in development and not operational yet; Phase 1 (groundworks) has been completed

Site 1: Bellefonte, Pennsylvania 9 MW Site, In - building Environment with Attractive Location Attributes In - Building Facility Site Type Bellefonte, PA Region 9 MW, with potential for expansion Operating Capacity PJM Interconnection Energy Market Carbon Free Power, with floating price structures available PPA Adjacent to natural cold spring, providing lower ambient temperatures to operating areas Cooling • In - building site space, formerly a brass manufacturing plant • Located about 20 minutes from Pennsylvania State University • Access to Carbon - Free power and enterprise scale ISPs Site Overview Site Specifications 8

Site 2: Midland, Pennsylvania 120 MW Flagship Site, Fully Operational with Proximity to Major Urban Hubs Brownfield, Outdoor, Modular MDC Concept (with indoor storage and maintenance/networking huts) Site Type Midland, PA Region 120 MW, with potential for expansion Operating Capacity PJM Interconnection Energy Market Carbon Free Power, with both fixed and floating price structures available PPA Economic Demand Response program allows for precision control over net cost of power through strike price setting for each client Curtailment Programs Site Overview Site Specifications • Former Steel Mill site, located approximately 30 minutes from Pittsburgh International Airport • Mult - tenant site with ability to serve different types of powered operations, with opportunities for expansion • Access to Carbon - Free Power and high bandwidth fiber connectivity with multiple ISPs 9

Site 3: Perry County, Ohio 24 MW Greenfield Site, Energized and Nearing Completion Greenfield Site Site Type Perry County, OH Region 24 MW, with potential for expansion Energized Capacity PJM Interconnection Energy Market Carbon - Free Power, with both fixed and floating price structures available PPA Economic Demand Response program allows for precision control over net cost of power through strike price setting for each client Curtailment Programs • Greenfield site, adjacent to a former Coal Mine, with opportunities for joint development and expansion • Within 2 hours from Columbus and New Albany , major data center hubs in Ohio • Within the AEP Ohio energy zone, known for competitive electricity prices compared to other established data center hubs Site Overview Site Specifications 10

Financial and Operational Highlights Revenues decreased 27% Q/Q 2024 to 2025 Fundamental business model continues to show progress Increase in Q/Q gross profitability (%) and Hash Rate Under Management 33.4% 32.9% 41.3% – $3,000,000 $6,000,000 $9,000,000 $12,000,000 $15,000,000 June 30, 2023 Revenue June 30, 2024 Gross Profit June 30, 2025 Gross Profit (%) ~ Driven by transition of legacy contracts to renewals and new clients ~ Delays contributed by tariffs and unprecedented shipping lead times in Q2 Gross Profit (%) increased by 8.3 percentage points Q/Q 2024 to 2025 x Bolstered by competitively priced contract terms and new contract structures in 2025 x Improved awareness and analysis on energy management platform Hash Rate Under Management increased 10.6% from EOY 2024 to Current x Improved operational capabilities and billing transparency to service higher quality clients x Hosting and supporting higher hash rate ASICs x Growth supported entirely from operating cash flows 3.81 4.98 5.51 2023 2024 Current 1. Hash Rate Under Management is defined as the nameplate hash rate of the contracted and self - mining capacity at Mawson, deployed across our facilities. Q/Q 2023 to 2025 Gross Profit (%) 2023 to YTD 2025 Hash Rate Under Management 1 (EH/s) 11

Reliable and Growing Capacity with Diversified Client Base

Key Operational Metrics

153 MW Total capacity under management, with expansion opportunities at all sites

99.45% Network System Uptime[1] in Q2 2025, demonstrating highly reliable connectivity across operating sites

99.04% Power System Uptime[2] in Q2 2025, validating power and equipment infrastructure reliability

Up to 4 MW / day Deployment[3] timeline for new miners arriving onsite

10 MW per technician ratio, demonstrating a lean and efficient operations team

Mawson's Digital Infrastructure Platform has become a **multi-tenant platform** with a **diversified group of clients**, while maintaining an **efficient and reliable operations model**

Operational and Near-Term Expansion Potential (MW)



153
24
109
129
129
2023
2024
2025+
Operational Capacity (MW)
Additional Expansion Capacity (MW)

Client Concentration (% Operational MW)



26%
27%
19%
9%
18%
Customer 1
Customer 2
Customer 3
Customer 4
Self-Mining

1. Network System Uptime is defined as the availability hours of network connectivity over the total number of hours in the period.
2. Power System Uptime is defined as the availability hours of power supply to the site over the total number of hours in the period.
3. Deployment is defined as the racking and energizing of ASICs that have been delivered to the site.

Mawson 12

Product and Service Platform Continues to Expand Client Focused, Transparent and Scalable Service Offering for Digital Infrastructure Current Product and Service Offering Overview • Industry - standard third - party tools as well as proprietary in - house modules to support client revenue and performance optimization, including: • Client Helpdesk Ticketing Systems • Automated Outage Notification Systems • Tiered Curtailment Update Portal • Strike Price Calculation Models • Access to Industry - leading miner monitoring systems • Specialized access to PJM energy market consultants and curtailment providers to provide full transparency and data to understand client - specific power costs 1H 2025 Key Highlights x Completed feasibility and profitability study on Battery Energy Storage System (BESS) applications at Midland x Expanded miner procurement options and analysis for clients x Full - service repair and maintenance options now offered for client - hosted ASICs x Created new contract structures to offer profit - sharing, ramped deployment, and more client options Project Pipeline • Tiered Managed IT Service Offering for Mining and Data Center Infrastructure • Further evaluation of power and land expansion potential across all sites 13

AI Apps Cloud/Compute/AI Services Semiconductors / Hardware Industrial Equipment & IT Infrastructure Foundational Layer: Digital Infrastructure Providers Digital Infrastructure Platforms: The Foundational Layer Operates in the Core Infrastructure Layer of the AI Value Chain with Attractive Existing Attributes • Digital Colocation Experience: Customer - focused services for existing digital colocation clients can be quickly adapted to contracting and servicing AI/HPC clients • Specialized Energy Management: Access to grid - tied, Carbon - Free energy at fixed and floating price structures, with proven ability to manage various types of power loads, client hardware, and contractual performance requirements • Attractive Location with Expansion Potential: Located within one of the fastest growing markets for AI/HPC deployment, with expansion capabilities across sites Mawson AI/HPC Competitive Positioning Mawson operates at the foundational layer of the AI infrastructure value chain, providing core physical infrastructure for high intensity workloads 14 Note: Logos shown above belong to their respective owners and are for representational purposes only to show the ecosystem, and do not indicate the source of Mawson’s products or services

Increasing Global Adoption and Growth of Digital Assets Accelerating Participation in Digital Asset Markets Increases Opportunities for Digital Infrastructure Providers 750 Million Users 2 and Growing Ownership base, investments by leading public companies like Tesla, MicroStrategy, and Block, and rising allocations from institutional investors $1.7 Trillion 1 market cap for Bitcoin, the largest single digital asset $2.8 Trillion 1 market cap for digital currencies 10x growth in the last five years $96 billion 1 market cap for Bitcoin ETFs Global adoption of Digital Assets with approval of Bitcoin ETFs in the United States and potential for expansion to other markets such as South Korea, Japan, and Singapore Increasing Institutional and Market Interest creates potential for new products and services in the digital assets space 15 Sources: 1. Blockworks, as of April 17, 2025 2. Statista, as of Jan 8, 2025

PJM Region Continues Momentum with Data Center Markets Growing Long - Term Demand for Digital Infrastructure in Mawson's Operating Region $110B+ in announced new public and private investments towards AI, energy, and data centers within PA in 2025 1,2 90% of new power demand will be made up by data centers in 2030, as estimated by PJM 100+ AI companies and startups operating within PA as of August 2025 3 Investment Wave in Pennsylvania: More than $110 billion in public and private capital announced in 2025 for data centers, advanced energy infrastructure, and workforce development across Pennsylvania, including some of the largest private sector investments in the state’s history 1,2 Tax Incentives and Regulatory Support: Strong state tax incentives on data center equipment and electricity, plus legislative efforts to expedite permitting and standardize zoning to attract AI and data center investments 6 Growing Power Demand: Data Centers are quickly becoming the largest uses of power in major energy markets like PJM 7 16 Sources: 1. Senator McCormick Press Release, July 2025 2. PA Department of Community and Economic Development, June 2025 3. F6s, August 2025 4. Code for America assessment, July 2025 5. McKinsey report, “How data centers and the energy sector can sate AI’s hunger for power”, November 2024 #3 PA's state ranking for AI usage, training, and capacity building within public sector 4 600+ TWh 2030 Estimated Global AI Power Demand 5 6. Reed Smith LLP, "The data center surge in Pennsylvania: Legislative initiatives," August 2025 7. PJM Board, August 2025

Digital Infrastructure Platforms for AI, HPC and Digital Assets NASDAQ: MIGI Corporate Headquarters 950 Railroad Avenue, Midland PA 15059, USA For more information and updates, visit our website: https://www.mawsoninc.com Investor Relations IR@mawsoninc.com Media Relations mediarelations@mawsoninc.com